UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2008 (December 21, 2007)

Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		No.)

400 Galleria Parkway, Suite 200, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (678) 589-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on December 28, 2007 (the “Original Report”), Verso Technologies, Inc. (the “Company”) purchased certain assets from, and assumed certain liabilities of, NMS Communications Corp. (“NMS”) with respect to its Network Infrastructure (“NI”) division (the “Purchased Business”).  This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed to amend Item 9.01 of the Original Report to provide certain audited financial statements of the Purchased Business and certain unaudited pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01              Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

As a result of the Purchased Business being a portion of the NMS organization during the periods under audit, the Purchased Business was not accounted for as a stand-alone business and did not maintain a complete general ledger or prepare full financial statements.  For a more detailed explanation of the financial statements filed herewith, see Note 1 to the audited financial statements, which are included herein as Exhibit 99.17 to this Amendment and incorporated herein by reference.

Included herein as Exhibit 99.17 to this Amendment are the following:

•	Independent Auditors’ Report;

•	Statement of Revenues and Direct Expenses for the Purchased Business for the Year Ended December 31, 2006, and the nine-month periods ended September 30, 2007 and September 30, 2006 (unaudited);

•	Statement of Assets Acquired and Liabilities Assumed from the Purchased Business as of December 30, 2006 and September 30, 2007 (unaudited); and

•	Notes to the Statements.

(b)           Pro Forma Financial Information.

Included herein as Exhibit 99.18 to this Amendment and incorporated herein by reference are the following:

•	Unaudited Pro Forma Condensed Combined Balance Sheet of the Company as of September 30, 2007; and

•	Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2006 and the nine months ended September 30, 2007; and

•	Related Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(c)           Shell Company Transactions.      None

(d)           Exhibits.

2.1	Asset Purchase Agreement, entered into December 21, 2007, but dated as of December 20, 2007, between NMS Communications Corp. and Verso Technologies, Inc.*
4.1	Registration Rights Agreement, entered into December 21, 2007, but dated as of December 20, 2007, between Verso Technologies, Inc. and NMS Communications Corp.*
4.2	Registration Rights Agreement, dated as of December 21, 2007, between Verso Technologies, Inc. and Valens U.S. SPV I, LLC.*
4.3	Registration Rights Agreement, dated as of December 21, 2007, between Verso Technologies, Inc. and Valens U.S. Offshore SPV II, Corp.*
23.1	Consent of PricewaterhouseCoopers LLP.**
99.1	Assignment of Asset Purchase Agreement, entered into December 21, 2007, but dated as of December 20, 2007, made by Verso Technologies, Inc. in favor of Verso Backhaul Solutions, Inc.*
99.2
Assignment and Bill of Sale and Assumption Agreement, entered into December 21, 2007, but dated as of December 20, 2007, among NMS Communications Corp., NMS Communications Europe Limited and Verso Backhaul Solutions, Inc.*

99.3	Intellectual Property Agreement, entered into December 21, 2007, but dated as of December 20, 2007, between NMS Communications Corp. and Verso Backhaul Solutions, Inc.*
99.4	Transition Services Agreement, entered into December 21, 2007, but dated as of December 20, 2007, between NMS Communications Corp. and Verso Backhaul Solutions, Inc.*
99.5	License Agreement, entered into December 21, 2007, but dated as of December 20, 2007, between NMS Communications Corp. and Verso Backhaul Solutions, Inc.*
99.6	Assignment of Loans, Liens and Documents Agreement, dated as of December 21, 2007, among Laurus Master Fund, Ltd., Valens U.S. SPV I, LLC and Valens Offshore SPV II, Corp.*
99.7	Joinder and Amendment Agreement, dated as of December 21, 2007, among Verso Technologies, Inc., Verso Backhaul Solutions, Inc. and Laurus Master Fund, Ltd.*
99.8	Collateral Assignment, dated as of December 21, 2007, is made by Verso Technologies, Inc., and Verso Backhaul Solutions, Inc. to Laurus Master Fund, Ltd. and agreed to by NMS Communications Corp.*

99.9	Funds Escrow Agreement, dated as of December 21, 2007, among Verso Technologies, Inc., certain of its subsidiaries, Valens U.S. SPV I, LLC and Loeb & Loeb LLP.*
99.10	Funds Escrow Agreement, dated as of December 21, 2007, among Verso Technologies, Inc., certain of its subsidiaries, Valens Offshore SPV II Corp. and Loeb & Loeb LLP.*
99.11
Letter Agreement regarding Amendments to Warrants, dated as of December 21, 2007, among Laurus Master Fund, Ltd., Psource Structured Debt Limited, and Valens U.S. SPV I, LLC, and agreed to by Verso Technologies, Inc.*

99.12	Trade Style Letter, dated as of December 21, 2007, by Verso Technologies, Inc. and certain of its subsidiaries.*
99.13
Post Closing and Further Assurances Letter, dated as of December 21, 2007, among Laurus Master Fund, Ltd., Valens U.S. SPV I, LLC and Valens Offshore SPV II, Corp. and agreed to by Verso Technologies, Inc. and certain of its subsidiaries.*

99.14	Grant of Security Interest in Trademarks and Patents, dated as of December 21, 2007, between Verso Backhaul Solutions, Inc. and Laurus Master Fund, Ltd.*
99.15	Press release dated December 24, 2007.*
99.16	Press release dated December 28, 2007.*
99.17
Statement of Revenues and Direct Expenses for the Purchased Business for the Year Ended December 31, 2006, and the nine-month periods ended September 30, 2007 and September, 30, 2006 (unaudited); Statement of Assets to be Acquired and Liabilities to be Assumed from the Purchased Business as of December 31, 2006 and September 30, 2007 (unaudited); Notes to the Statements; and Independent Auditors’ Report.**

99.18
Unaudited Pro Forma Condensed Combined Balance Sheet of the Company as of September 30, 2007, Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2006 and the nine months ended September 30, 2007 and Related Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.**

*	Previously filed with the filing of the Original Report.
**	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.

By:	/s/ Martin D. Kidder
Martin D. Kidder, Chief Financial Officer

Dated:  March 7, 2008

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement, entered into December 21, 2007, but dated as of December 20, 2007, between NMS Communications Corp. and Verso Technologies, Inc.*
4.1	Registration Rights Agreement, entered into December 21, 2007, but dated as of December 20, 2007, between Verso Technologies, Inc. and NMS Communications Corp.*
4.2	Registration Rights Agreement, dated as of December 21, 2007, between Verso Technologies, Inc. and Valens U.S. SPV I, LLC.*
4.3	Registration Rights Agreement, dated as of December 21, 2007, between Verso Technologies, Inc. and Valens U.S. Offshore SPV II, Corp.*
23.1	Consent of PricewaterhouseCoopers LLP.**
99.1	Assignment of Asset Purchase Agreement, entered into December 21, 2007, but dated as of December 20, 2007, made by Verso Technologies, Inc. in favor of Verso Backhaul Solutions, Inc.*
99.2
Assignment and Bill of Sale and Assumption Agreement, entered into December 21, 2007, but dated as of December 20, 2007, among NMS Communications Corp., NMS Communications Europe Limited and Verso Backhaul Solutions, Inc.*

99.3	Intellectual Property Agreement, entered into December 21, 2007, but dated as of December 20, 2007, between NMS Communications Corp. and Verso Backhaul Solutions, Inc.*
99.4	Transition Services Agreement, entered into December 21, 2007, but dated as of December 20, 2007, between NMS Communications Corp. and Verso Backhaul Solutions, Inc.*
99.5	License Agreement, entered into December 21, 2007, but dated as of December 20, 2007, between NMS Communications Corp. and Verso Backhaul Solutions, Inc.*
99.6	Assignment of Loans, Liens and Documents Agreement, dated as of December 21, 2007, among Laurus Master Fund, Ltd., Valens U.S. SPV I, LLC and Valens Offshore SPV II, Corp.*
99.7	Joinder and Amendment Agreement, dated as of December 21, 2007, among Verso Technologies, Inc., Verso Backhaul Solutions, Inc. and Laurus Master Fund, Ltd.*
99.8	Collateral Assignment, dated as of December 21, 2007, is made by Verso Technologies, Inc., and Verso Backhaul Solutions, Inc. to Laurus Master Fund, Ltd. and agreed to by NMS Communications Corp.*

99.9	Funds Escrow Agreement, dated as of December 21, 2007, among Verso Technologies, Inc., certain of its subsidiaries, Valens U.S. SPV I, LLC and Loeb & Loeb LLP.*
99.10	Funds Escrow Agreement, dated as of December 21, 2007, among Verso Technologies, Inc., certain of its subsidiaries, Valens Offshore SPV II Corp. and Loeb & Loeb LLP.*
99.11
Letter Agreement regarding Amendments to Warrants, dated as of December 21, 2007, among Laurus Master Fund, Ltd., Psource Structured Debt Limited, and Valens U.S. SPV I, LLC, and agreed to by Verso Technologies, Inc.*

99.12	Trade Style Letter, dated as of December 21, 2007, by Verso Technologies, Inc. and certain of its subsidiaries.*
99.13
Post Closing and Further Assurances Letter, dated as of December 21, 2007, among Laurus Master Fund, Ltd., Valens U.S. SPV I, LLC and Valens Offshore SPV II, Corp. and agreed to by Verso Technologies, Inc. and certain of its subsidiaries.*

99.14	Grant of Security Interest in Trademarks and Patents, dated as of December 21, 2007, between Verso Backhaul Solutions, Inc. and Laurus Master Fund, Ltd.*
99.15	Press release dated December 24, 2007.*
99.16	Press release dated December 28, 2007.*
99.17
Statement of Revenues and Direct Expenses for the Purchased Business for the Year Ended December 31, 2006, and the nine-month periods ended September 30, 2007 and September, 30, 2006 (unaudited); Statement of Assets to be Acquired and Liabilities to be Assumed from the Purchased Business as of December 31, 2006 and September 30, 2007 (unaudited); Notes to the Statements; and Independent Auditors’ Report.**

99.18
Unaudited Pro Forma Condensed Combined Balance Sheet of the Company as of September 30, 2007, Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2006 and the nine months ended September 30, 2007 and Related Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.**

*	Previously filed with the filing of the Original Report.
**	Filed herewith.